SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
DAVE & BUSTER’S ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 S. Belt Line Rd., Suite 500 Coppell, TX 75019
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 357-9588
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 -– Corporate Governance and Management

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on June 18, 2025, at the annual meeting of shareholders (the “Annual Meeting”) of Dave & Buster’s Entertainment, Inc. (the “Company”), the Company’s shareholders approved the Dave & Buster’s Entertainment, Inc. 2025 Omnibus Incentive Plan (the “2025 Omnibus Incentive Plan”). As a result, the 2025 Omnibus Incentive Plan became effective on June 18, 2025.

A description of the 2025 Omnibus Incentive Plan was included under the heading “Proposal No. 4 – Approval of 2025 Omnibus Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 8, 2025 (the “Proxy Statement”). Such description is qualified in its entirety by reference to the full text of the 2025 Omnibus Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
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Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on June 18, 2025, the following matters were submitted to the vote of the Company's shareholders, with the results of voting on each such matter as set forth below (vote totals are rounded to the nearest full share). A more detailed description of each proposal was included in the Proxy Statement.

Proposal 1

Each of the Company’s nominees was elected to the Company’s Board of Directors, to serve as a director until the Company’s next annual meeting of shareholders and until his or her successor has been duly elected and qualified. The results were as follows:

Number of Shares Voted
Name	For	Against	Abstain	Broker Non-Vote
James P. Chambers	24,351,036	477,424	17,502	3,453,196
Hamish A. Dodds	21,387,437	3,449,197	9,328	3,453,196
Nathaniel J. Lipman	24,723,564	109,045	13,353	3,453,196
Scott I. Ross	24,068,070	768,086	9,806	3,453,196
Atish Shah	18,908,164	5,920,442	17,356	3,453,196
Kevin M. Sheehan	24,243,303	594,456	8,203	3,453,196
Allen R. Weiss	24,720,842	115,059	10,061	3,453,196

Proposal 2

The proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2025 fiscal year was approved. The results were as follows:

Number of Shares Voted
For	Against	Abstain
28,198,782	91,488	8,887

Proposal 3

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The results were as follows:

Number of Shares Voted
For	Against	Abstain	Broker Non-Vote
24,371,475	455,103	19,383	3,453,196

Proposal 4

The proposal to approve the 2025 Omnibus Incentive Plan was approved. The results were as follows:

Number of Shares Voted
For	Against	Abstain	Broker Non-Vote
22,490,128	2,346,430	9,403	3,453,196
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Section 9 -– Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

10.1
Dave & Buster's Entertainment, Inc. 2025 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 filed by Dave & Buster’s Entertainment, Inc. on June 20, 2025).

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: June 18, 2025	By:	/s/ Rodolfo Rodriguez, Jr.
Rodolfo Rodriguez, Jr.
Senior Vice President, Chief Legal Officer and Corporate Secretary
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